Exhibit 32

            CERTIFICATION OF PRESIDENT AND VICE PRESIDENT AND CASHIER
             PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In connection with the Quarterly Report of Volunteer Bancorp, Inc. (the "Corporation") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Vice President and Cashier of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation;

Date:  August 12, 2004             By: /s/ Reed D. Matney
                                       ---------------------------------
                                           Reed D. Matney
                                           President


Date:  August 12, 2004             By: /s/ Greg Oliver
                                       ---------------------------------
                                           Greg Oliver
                                           Vice President and Cashier